--------------------------------------------------------------------------------

----------------------------------
BERGSTROM
CAPITAL
CORPORATION
----------------------------------


1998 THIRD QUARTER REPORT



Listed: American Stock Exchange (Tickersymbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company, Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston, Massachusetts
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC,
San Francisco, California

--------------------------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                          STOCKHOLDER MEETING RESULTS

  The Annual Meeting of Stockholders of Bergstrom Capital Corporation (the "Company") was held on Monday, November 9, 1998 at the Cutter Room, The Rainier Club, Fourth Avenue and Marion Street, Seattle, Washington. The three matters voted upon by Stockholders and the resulting votes for each matter are presented below.

  1. To elect one director to hold office until the Annual Meeting of Stockholders in 2001 and until his successor shall be elected and shall qualify.

       ELECTED DIRECTOR                FOR                 WITHHELD           BROKER NON-VOTES*

       William H. Sperber            920,338                 8,204                    0

       OTHER CONTINUING
        DIRECTORS                                                           PRESENT TERM EXPIRES

       Erik E. Bergstrom                                                             2000
       William L. McQueen                                                            1999
       Norman R. Nielsen                                                             1999
       George Cole Scott                                                             2000

  2. To ratify or reject the selection by the Company's Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company for the year ending December 31, 1998.

              FOR                  AGAINST                ABSTAIN           BROKER NON-VOTES*
            921,690                 2,405                  4,447                    0

  3. To approve or disapprove a new Investment Management and Advisory Agreement between the Company and Dresdner RCM Global Investors LLC.

              FOR                  AGAINST                ABSTAIN           BROKER NON-VOTES*
            642,773                 6,575                  8,559                 270,635

  * Broker non-votes are proxies received by the Company from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                              DISTRIBUTION POLICY

  The Company's distribution policy, which was adopted by the Board of Directors on May 12, 1997, provides for an annual distribution to the Company's stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6 percent of the Company's net asset value per share as calculated on the last business day in March of that year. The Board of Directors may modify or terminate the distribution policy at any time at its discretion.

  On June 8, 1998, the Company paid a cash dividend of $10.75 per share to stockholders of record on May 21, 1998. This dividend was the annual distribution for the year 1998 under the Company's distribution policy.

  Under the distribution policy, distributions in any year in excess of the Company's net investment income and net realized capital gains for such year will constitute a return of stockholders' capital. For federal income tax purposes, any return of capital will generally be treated as a non-taxable recovery of basis to the extent of the stockholders' basis in their shares, and as capital gain to the extent that the return of capital is in excess of such basis. The Company will be required to liquidate a portion of its portfolio in order to fund any return of capital. Any return of capital will also reduce the assets of the Company available for investment and will likely have the effect of increasing the Company's expense ratio.

  In any year in which the total of the Company's net investment income and net realized capital gains exceeds the amount distributed for that year under the distribution policy, the Company may, at the discretion of the Board of Directors, retain a portion of the net realized long-term capital gains for such year. The Board of Directors has elected to retain any undistributed net long-term capital gains realized during the year 1998.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

              NOTICE OF IMPORTANT FEDERAL INCOME TAX INFORMATION

  It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Company is taxed as a regulated investment company all or a portion of the net long-term capital gains of the Company for such year may be retained by the Company, and if such gains are retained taxes thereon would be paid by the Company and appropriate credit therefore allowed to the stockholders of the Company, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. Stockholders of record on December 31 of such year would be required to include in their income tax returns their share of the Company's net long-term capital gains retained and take credit for the tax paid on their behalf by the Company. Stockholders of record on December 31 of such year should increase the tax basis of their stock by the excess of their share of the net long-term capital gains retained over the tax paid on their behalf. The Internal Revenue Code provides that, within 60 days following the end of such year, the Company would send Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31 of such year. The Internal Revenue Code also provides that, if a stockholder owned shares registered in the name of a broker or nominee on December 31 of such year, the broker or nominee would send Form 2439 to such stockholder within 90 days following the end of such year. For the years 1980 through 1984, 1986, 1987, 1989, and 1991 through 1997, the Company retained all or a portion of the net long-term capital gains realized. For the years 1985, 1988 and 1990 all of the net long-term capital gains realized were distributed.

  The Board of Directors has elected to distribute a portion of the net long-term capital gains realized during the year ending December 31, 1998 as a part of the $10.75 per share cash dividend paid on June 8, 1998, and to retain the remainder of the net long-term capital gains realized during the year ending December 31, 1998.

  A Form 1099 will be mailed by January 31, 1999 to all stockholders of record on the dividend record date in 1998 setting forth the specific amounts to be included in their 1998 tax returns.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


505 Madison Street, Suite 220
Seattle, Washington 98104

November 9, 1998

Dear Fellow Stockholders:

  During the first nine months of 1998 the Company's net assets increased from $158,894,821 to $158,944,960 which is an increase of $50,139. This increase in net assets is after payment by the Company of $10,927,375 in dividends ($10.75 per share on June 8, 1998). This increase is also after the repurchase of stock during the first nine months of 1998 for $3,988,754. The increase in net assets, before deducting the payment of dividends and the repurchase of stock, was $14,966,268 which was composed of net investment income of $190,680, realized gain from the sale of investments of $22,023,880, and a decrease in unrealized appreciation of $7,248,292.

  The per share net asset value (based on the number of shares outstanding at the end of each period) increased from $154.51 on December 31, 1997 to $158.77 on September 30, 1998. After adjustment for the dividends, the per share net asset value increased 9.7%. During the same period the Dow Jones Industrial Average, adjusted for dividends, increased .6% and the Standard & Poor's 500 Stock Average, adjusted for dividends, increased 6.0%. The per share net asset value on Friday, November 6, 1998 was $179.18.


  On February 10, 1997, the Company's Board of Directors authorized the Company to purchase, on the American Stock Exchange, up to 100,000 shares of its capital stock at market prices not in excess of the then current net asset value per share. During the first nine months of 1998 the Company purchased 27,300 shares of its capital stock under this authorization. As of September 30, 1998 the Company had 1,100 shares remaining under this authorization. During the month of October 1998 the Company purchased the remaining 1,100 shares of its capital stock under this authorization.

 During the first nine months of 1998 the Company had total interest and dividend income of $1,146,219 as compared to $1,371,677 for the same period in 1997 for a decrease of $225,458. During the first nine months of 1998 operating expenses were $955,539 which is a $50,636 increase from $904,903 for the first nine months of 1997. The resulting net investment income of $190,680 for the first nine months of 1998 is a decrease of $276,094 from $466,774 for the first nine months of 1997. This resulted in a decrease to $.19 per share versus $.43 per share.

The following are the major ($500,000 or more) purchases and sales made in the Company's portfolio of securities during the third quarter of 1998:

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


                                                        SHARES
                                        -----------------------------------------
                                                                      HELD
SECURITY NAME                           ADDITIONS   REDUCTIONS SEPTEMBER 30, 1998
--------------------------------------- ---------   ---------- ------------------
America Online, Inc. ..................                6,000         20,000
Camco International, Inc. .............                9,000              0
Compaq Computer Corp. .................  15,000                      15,000
Gillette Co. ..........................  34,000                      34,000
Grainger W W, Inc. ....................               18,000              0
GTE Corp. .............................  11,000                      11,000
HBO & Co. .............................               18,000              0
Hewlett Packard Co. ...................               21,000              0
Host Marriott Corp. ...................               34,000         49,000
IMS Health, Inc. ......................  50,000(1)    15,000         35,000
Intel Corp. ...........................   9,000                      20,000
Intermedia Communications FLA, Inc. ...  19,000       28,000         19,000
Medtronic, Inc. .......................               11,000         14,000
Perkin-Elmer Corp. ....................   9,000                       9,000
Promus Hotel Corp. New.................               19,000              0
Revlon, Inc. ..........................  11,000                      11,000
Smithkline Beecham PLC ADR.............               11,000         25,000
Southtrust Corp. ......................               22,500              0
Star Banc Corp. .......................  17,000                      17,000

-------
(1) Received as a distribution from Nielsen Media Research, Inc. (formerly Cognizant Corporation).


  At the Annual Meeting of Stockholders on November 9, 1998 the stockholders approved a new Investment Management and Advisory Agreement appointing Dresdner RCM Global Investors LLC as the Company's sole investment adviser.

  On June 8, 1998, the Company paid a cash dividend of $10.75 per share to stockholders of record on May 21, 1998. The Company currently estimates that the sources of this dividend will be $.25 per share from net investment income for the year ending December 31, 1998 and $10.50 per share from net long-term capital gains realized during the year ending December 31, 1998. This dividend was the annual distribution for the year 1998 under the Company's distribution policy. Please refer to the Distribution Policy in this report.

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company's policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  YEAR 2000 READINESS DISCLOSURE-- Like other investment companies and financial and business organizations worldwide, the Company could be adversely affected if computer systems on which the Company and its service providers rely are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 issue. Failure to address successfully the Year 2000 issue could result in interruptions in and other adverse effects on the Company's business and operations. The Company has commenced a review, both internally and as regards the Company's vendors, of the Year 2000 issue as it may affect the Company. The Company is taking steps it believes are reasonably designed to address the Year 2000 issue. There can be no assurance that these steps will be sufficient. In addition, there can be no assurance that the Year 2000 issue will not have an adverse effect on the companies whose securities are held by the Company or on global markets or economies generally.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


  The Company's shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under "Closed-End Funds."

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ WILLIAM L. MCQUEEN

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998 (Unaudited)

ASSETS:
 Investments, at value (see accompanying schedule):
  Short-term investments (cost $5,817,000)                   $  5,817,000
  Common stocks (cost $82,434,108)                            153,106,889
                                                             ------------
    TOTAL INVESTMENTS (COST $88,251,108)                      158,923,889
 Cash                                                               5,422
 Interest and dividends receivable                                104,315
 Other assets                                                       5,048
                                                             ------------
    TOTAL ASSETS                                              159,038,674
                                                             ------------
LIABILITIES:
 Advisory fee payable                                              64,986
 Other accrued expenses                                            28,728
                                                             ------------
    TOTAL LIABILITIES                                              93,714
                                                             ------------
NET ASSETS applicable to 1,001,100 outstanding
 shares of capital stock equivalent to
 $158.77 per share on September 30, 1998                     $158,944,960
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS

                                                  NINE MONTHS
                                                     ENDED
                                                 SEPTEMBER 30,   YEAR ENDED
                                                     1998       DECEMBER 31,
                                                  (UNAUDITED)       1997
OPERATIONS:
 Net investment income                           $    190,680   $    689,455
 Realized gain on investments                      22,023,880     26,273,386
 Increase (decrease) in unrealized appreciation    (7,248,292)     1,135,956
                                                 ------------   ------------
 Net increase in net assets resulting from
  operations                                       14,966,268     28,098,797
                                                 ------------   ------------
DIVIDENDS TO STOCKHOLDERS:
 From net investment income                          (190,680)      (689,455)
 From net realized gain on investments            (10,736,695)    (8,607,845)
                                                 ------------   ------------
    Total dividends to stockholders ($10.75 per
     share--1998; $8.50 per share--1997)          (10,927,375)    (9,297,300)
                                                 ------------   ------------
COST OF SHARES OF BERGSTROM CAPITAL CORPORATION
 STOCK REPURCHASED (27,300 SHARES--1998; 83,800
 SHARES--1997)                                     (3,988,754)   (11,333,753)
                                                 ------------   ------------
TOTAL INCREASE IN NET ASSETS                           50,139      7,467,744
NET ASSETS, BEGINNING OF PERIOD                   158,894,821    151,427,077
                                                 ------------   ------------
NET ASSETS, END OF PERIOD                        $158,944,960   $158,894,821
                                                 ============   ============

See also Notes to Financial Statements in the Company's 1998 Semi-Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 (Unaudited)

INVESTMENT INCOME:
 Interest                                                         $   431,562
 Dividends                                                            714,657
                                                                  -----------
    TOTAL INCOME                                                    1,146,219
                                                                  -----------
EXPENSES:
 Advisory fees                                                        732,711
 Legal fees                                                            52,779
 Auditing fees                                                         50,473
 Stockholders' meeting and reports                                     13,134
 Transfer agent fees and expenses                                      23,486
 Custodian fees                                                        18,434
 Directors' fees and expenses                                          33,609
 Fee for shares listed on American Stock Exchange                       5,250
 State and other taxes                                                  8,382
 Other                                                                 17,281
                                                                  -----------
    TOTAL EXPENSES                                                    955,539
                                                                  -----------
NET INVESTMENT INCOME ($.19 PER SHARE)                                190,680
                                                                  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Realized gain on investments (excluding short-term
  investments):
  Proceeds from sale of securities                    $53,311,995
  Cost of securities sold                              31,288,115
                                                      -----------
    Realized gain on investments sold                              22,023,880
 Unrealized appreciation of investments:
  Beginning of period                                  77,921,073
  End of period                                        70,672,781
                                                      -----------
    Decrease in unrealized appreciation                            (7,248,292)
                                                                  -----------
NET GAIN ON INVESTMENTS ($14.42 PER SHARE)                         14,775,588
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $14,966,268
                                                                  ===========

See also Notes to Financial Statements in the Company's 1998 Semi-Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
September 30, 1998 (Unaudited)

 SHARES OR PRINCIPAL AMOUNT                             COST        VALUE
            SHORT-TERM INVESTMENTS (3.7%):
 $5,817,000 State Street Bank and Trust Company,
             5.00%
             Euro-Dollar Deposit due 10/01/98        $ 5,817,000 $  5,817,000
 ----------                                          ----------- ------------
 $5,817,000 TOTAL--SHORT-TERM INVESTMENTS              5,817,000    5,817,000
 ==========                                          ----------- ------------
            COMMON STOCKS (96.3%):
            BANKS (3.7%):
     48,000 Bank New York, Inc.                          933,258    1,314,000
     13,000 BankAmerica Corp.                          1,157,941      781,625
      6,000 Citicorp                                     746,120      557,625
     21,000 North Fork Bancorporation, Inc.              559,499      420,000
     17,000 Star Banc Corp.                            1,042,947    1,124,125
     48,000 U.S. Bancorp DEL                           1,466,681    1,707,000
                                                     ----------- ------------
                                                       5,906,446    5,904,375
                                                     ----------- ------------
            BEVERAGES (4.4%):
     60,000 Coca Cola Enterprises, Inc.                  810,797    1,515,000
     77,500 Coca-Cola Co.                                104,001    4,465,938
     37,000 Pepsico, Inc.                              1,408,417    1,089,187
                                                     ----------- ------------
                                                       2,323,215    7,070,125
                                                     ----------- ------------
            BIOTECHNOLOGY (8.6%):
    180,000 Amgen, Inc. (A)                              940,410   13,601,250
                                                     ----------- ------------
            BUSINESS SERVICES (2.5%):
    135,000 Huntingdon Life Sciences Group PLC ADR       741,765      160,312
     35,000 IMS Health, Inc. (B)                       1,045,889    2,167,813
     70,000 Manpower, Inc.                             1,127,696    1,430,625
     16,666 Nielsen Media Research, Inc. (B)             117,531      170,826
                                                     ----------- ------------
                                                       3,032,881    3,929,576
                                                     ----------- ------------
            CHEMICALS (1.3%):
     29,000 Monsanto Co.                               1,714,729    1,634,875
     13,500 Zeneca Group PLC ADR                         596,411      472,500
                                                     ----------- ------------
                                                       2,311,140    2,107,375
                                                     ----------- ------------
            COMMUNICATION SYSTEMS (4.0%):
     11,000 GTE Corp.                                    561,679      605,000
     19,000 Intermedia Communications FLA, Inc.          482,476      466,688
     84,000 MCI WorldCom, Inc. (C)                     1,730,113    4,105,500
     56,000 Nextel Communications, Inc.                  914,015    1,130,500
                                                     ----------- ------------
                                                       3,688,283    6,307,688
                                                     ----------- ------------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT

             COMMON STOCKS (UNAUDITED)--CONTINUED
                                                          COST        VALUE
             COMPUTERS AND INFORMATION (1.3%):
      15,000 Compaq Computer Corp.                     $   534,610 $   474,375
      24,000 Dell Computer Corp.                           671,410   1,578,000
                                                       ----------- -----------
                                                         1,206,020   2,052,375
                                                       ----------- -----------
             DIVERSIFIED TECHNOLOGY (1.2%):
      25,000 Nokia Corp. Sponsored ADR                     450,507   1,960,937
                                                       ----------- -----------
             DRUGS AND HEALTH SUPPLIES (5.6%):
      20,000 Bausch & Lomb, Inc.                         1,003,644     787,500
      18,000 Boston Scientific Corp.                       798,180     924,750
      13,000 Johnson & Johnson                             619,376   1,017,250
      14,000 Medtronic, Inc.                               568,884     810,250
      37,000 Pfizer, Inc.                                1,791,096   3,919,688
      25,000 Smithkline Beecham PLC ADR                    414,540   1,368,750
                                                       ----------- -----------
                                                         5,195,720   8,828,188
                                                       ----------- -----------
             ELECTRICAL COMPONENTS (1.4%):
      28,000 General Electric Co.                        1,211,090   2,227,750
                                                       ----------- -----------
             ELECTRONICS/NEW TECHNOLOGY (4.3%):
      40,500 Cisco Systems, Inc.                         1,322,839   2,503,406
      18,000 EMC Corp. Mass                                828,617   1,029,375
      20,000 Intel Corp.                                 1,031,663   1,715,000
      15,000 Lucent Technologies, Inc.                     341,565   1,035,938
       9,000 Perkin-Elmer Corp.                            555,005     618,187
                                                       ----------- -----------
                                                         4,079,689   6,901,906
                                                       ----------- -----------
             FINANCIAL SERVICES, DIVERSIFIED (1.8%):
      18,000 Federal National Mortgage Association         440,845   1,156,500
      22,000 Travelers Group, Inc.                       1,182,188     825,000
      28,500 Washington Mutual, Inc.                     1,203,416     961,875
                                                       ----------- -----------
                                                         2,826,449   2,943,375
                                                       ----------- -----------
             FOOD PROCESSING (0.5%):
      30,000 Pioneer Hi-Bred International, Inc.           616,320     796,875
                                                       ----------- -----------
             HARDWARE AND TOOLS (0.4%):
      20,000 Snap-On, Inc.                                 585,650     616,250
                                                       ----------- -----------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT

         COMMON STOCKS (UNAUDITED)--CONTINUED
                                                        COST       VALUE
         HEALTH CARE SERVICES (1.1%):
  12,000 Bergen Brunswig Corp.                       $   501,379 $  606,750
  11,000 Cardinal Health, Inc.                           832,822  1,135,750
                                                     ----------- ----------
                                                       1,334,201  1,742,500
                                                     ----------- ----------
         HOUSEHOLD PRODUCTS (NON-DURABLE) (2.4%):
  34,000 Gillette Co.                                  1,626,142  1,300,500
  24,000 Proctor & Gamble Co.                            572,220  1,702,500
  11,000 Revlon, Inc.                                    572,591    349,938
   5,000 The Clorox Co.                                  476,082    412,500
                                                     ----------- ----------
                                                       3,247,035  3,765,438
                                                     ----------- ----------
         INDUSTRIAL MACHINERY (3.6%):
 104,000 Tyco International Ltd. New                   2,159,614  5,746,000
                                                     ----------- ----------
         INSURANCE (2.3%):
  38,980 American International Group, Inc.              490,844  3,001,460
  24,000 Liberty Financial Companies                     840,637    633,000
                                                     ----------- ----------
                                                       1,331,481  3,634,460
                                                     ----------- ----------
         LODGING (0.7%):
  40,000 Marriott International, Inc. Class A            497,055    955,000
   5,000 Sodexho Marriott Services, Inc.                  43,057    150,000
                                                     ----------- ----------
                                                         540,112  1,105,000
                                                     ----------- ----------
         MEDIA (1.8%):
  45,000 Disney (Walt) Co.                               560,460  1,139,063
  26,000 Gartner Group, Inc. New Cl. A                   683,312    542,750
  34,000 General Motors Hughes Electronics Class H     1,276,356  1,251,625
                                                     ----------- ----------
                                                       2,520,128  2,933,438
                                                     ----------- ----------
         MEDICAL SUPPLIES (6.3%):
  25,800 Abbott Laboratories                             452,270  1,120,687
  36,000 Alza Corp.                                    1,430,971  1,561,500
  26,000 American Home Products Corp.                  1,204,311  1,361,750
 100,000 Baxter International, Inc.                      880,840  5,950,000
                                                     ----------- ----------
                                                       3,968,392  9,993,937
                                                     ----------- ----------
         OFFICE EQUIPMENT (0.8%):
  15,000 Xerox Corp.                                   1,621,706  1,271,250
                                                     ----------- ----------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT

         COMMON STOCKS (UNAUDITED)--CONTINUED
                                                         COST        VALUE
         PHARMACEUTICALS (10.0%):
  16,000 Bristol-Myers Squibb Co.                     $   215,411 $ 1,662,000
  54,000 Lilly Eli & Co.                                1,545,624   4,228,875
  28,000 Schering-Plough Corp.                            487,839   2,899,750
  19,000 Sofamor/Danek Group, Inc.                      1,331,098   1,691,000
  72,000 Warner Lambert Co.                             2,277,849   5,436,000
                                                      ----------- -----------
                                                        5,857,821  15,917,625
                                                      ----------- -----------
         REGULATED INVESTMENT COMPANIES (6.4%):
 670,000 Dresdner RCM Growth Equity Fund, Inc.          4,138,453   3,798,900
 158,769 Dresdner RCM International Growth Equity
          Fund A                                        2,063,870   2,144,972
 360,000 Dresdner RCM Small Cap Fund                    4,104,054   3,391,200
  50,000 Latin America Smaller Companies Fund, Inc.       528,218     240,625
  70,000 Latin America Investment Fund                  1,168,662     551,250
                                                      ----------- -----------
                                                       12,003,257  10,126,947
                                                      ----------- -----------
         RESTAURANTS (3.0%):
  49,000 Host Marriott Corp.                              659,620     621,687
  70,000 McDonalds Corp.                                2,850,156   4,178,125
                                                      ----------- -----------
                                                        3,509,776   4,799,812
                                                      ----------- -----------
         RETAIL TRADE (4.6%):
  58,000 Bed Bath & Beyond, Inc.                          757,687   1,355,750
  20,000 CVS Corporation                                  381,438     876,250
  32,000 Dayton Hudson Corp.                            1,503,556   1,144,000
  34,000 Family Dollar Stores, Inc.                       480,811     535,500
  30,000 Home Depot, Inc.                                 943,546   1,185,000
  34,000 Nordstrom, Inc.                                1,064,960     841,500
  17,000 Office Depot, Inc.                               550,424     381,437
  22,000 Safeway, Inc.                                    657,405   1,014,750
                                                      ----------- -----------
                                                        6,339,827   7,334,187
                                                      ----------- -----------
         SOFTWARE AND PROCESSING (12.3%):
  20,000 America Online, Inc.                             556,456   2,225,000
  11,000 Automatic Data Processing, Inc.                  241,307     822,250
 500,000 Boole & Babbage, Inc. (A)                        161,913  11,625,000
  30,000 Microsoft Corp. (A)                              791,038   3,301,875
  16,000 Network Associates, Inc.                         681,586     568,000
  29,000 Peoplesoft, Inc.                               1,194,638     946,125
                                                      ----------- -----------
                                                        3,626,938  19,488,250
                                                      ----------- -----------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT

     COMMON STOCKS
     (UNAUDITED)--
     CONTINUED
                                COST        VALUE
     TOTALS--COMMON STOCKS   $82,434,108 $153,106,889
                             ----------- ------------
     TOTALS--INVESTMENTS     $88,251,108 $158,923,889
                             =========== ============

(A)  Non-income producing securities.
(B) Holders of common stock of Cognizant Corporation received, for each share of Cognizant Corporation, a distribution of one share of IMS Health, Inc. common stock. The name of Cognizant Corporation was changed to Nielsen Media Research, Inc. A portion of the basis of the Nielsen Media Research, Inc. (formerly Cognizant Corporation) stock was allocated to the IMS Health, Inc. stock. Subsequently, there was a 1 for 3 reverse stock split of the Nielsen Media Research, Inc. stock, and subsequently 15,000 shares of IMS Health, Inc. stock were sold.
(C) The name of Worldcom, Inc. GA was changed to MCI WorldCom, Inc. after its merger with MCI Communications Corporation.




See Also Notes to Financial Statements in the Company's 1998 Semi-Annual Report to Stockholders.

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

ERIK E. BERGSTROM              GEORGE COLE SCOTT
Chairman                       Registered Representative
                               Anderson & Strudwick Incorporated
WILLIAM L. McQUEEN             President
President and Treasurer        Closed-End Fund Advisors, Inc.

NORMAN R. NIELSEN
Manager and Senior             WILLIAM H. SPERBER
 Member of Research Staff      Chairman, President and Chief Executive Officer
SRI International              The Trust Company of Washington


OFFICERS

WILLIAM L. McQUEEN             PAMELA A. FIORINI
President and Treasurer        Secretary

                               ELIZABETH C. HEDLUND
                               Assistant Secretary

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BERGSTROM CAPITAL CORPORATION
505 Madison Street, Suite 220
Seattle, Washington 98104
(206) 623-7302

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